                                                                   EXHIBIT 10.14



                           EXCLUSIVE OPTION AGREEMENT



This Exclusive Option Agreement, effective as of May 28, 1996 (the "Effective Date"), between Applied Analytical Industries, Inc. or one of its designated affiliates (collectively, hereinafter, "AAI"), a Delaware corporation having its principal place of business at 1206 North 23rd Street, Wilmington, North Carolina 28405



                                      and



[CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].



WHEREAS, AAI and [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] (collectively, hereinafter "[CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]") are in the business, among others, of providing certain analytical, formulation development, manufacturing, clinical, and regulatory services to the international pharmaceutical industry; and

WHEREAS, AAI desires from [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], and [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] is willing to grant to AAI, an exclusive option to purchase all of [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] stock of [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

NOW, THEREFORE, in consideration for the mutual covenants and agreements set forth hereinafter, and for other mutually recognized and valuable consideration, the parties agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

Section 1.1 General. When used in this Agreement, each of the following terms shall have the meanings set forth in this Article I.

Section 1.2 AAI. "AAI" means Applied Analytical Industries, Inc., and its affiliates.

Section 1.3 Affiliate. "Affiliate" means any existing or future corporation partnership, joint venture, or other entity that directly or indirectly, now or in the future, controls, is controlled by, or is in control with a party of this Agreement.

"Control" means the possession of the power to direct or cause the direction of the management and policies of a person or business entity, whether through ownership of voting securities, by contract, or otherwise.

Section 1.4 Exclusive Option Period. "Exclusive Option Period" means the period of time during which AAI may elect to acquire all of [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] stock of [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] from [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], such period commencing on the Effective Date of this Agreement and ending on November 28, 1996 at 11:59 p.m. Wilmington, North Carolina time, unless sooner terminated by execution of a Stock Purchase Agreement.

Section 1.5 "Stock Purchase Agreement" means the definitive agreement pursuant to which AAI agrees to purchase from [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] all of [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] stock of [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

                                   ARTICLE II

                             EXCLUSIVE OPTION GRANT

Section 2.1 The Option. In consideration of the Exclusive Option Fee set forth below, [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]:

(a) grants to AAI an option (the "Option") to purchase all of the outstanding stock of [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] owned by [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for a purchase price consisting of (i) the Exclusive Option Fee, plus (ii) the additional payments described in Section 4.1 hereof, plus (iii) any reimbursements payable to [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] pursuant to Section 3.1(a) hereof; and

(b) agrees not to solicit or encourage the submission of any proposal or offer from any person relating to the acquisition of any stock or any of the assets of [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] (including by merger, consolidation or share exchange) or participate in any discussions or negotiations regarding, or furnish any information with respect to, any of the foregoing during the Exclusive Option Period.

Section 2.2 Exclusive Option Fee. In consideration of the Option, AAI shall place or cause to be placed within five banking days in [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] after the execution of the Escrow Agreement (as defined hereinafter) which shall be executed promptly hereinafter, the sum of [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] (the "Exclusive Option Fee") in escrow pursuant to an escrow agreement in the form of Exhibit A hereto (the "Escrow Agreement").

Section 2.3 Exercise of Option. AAI shall have the right to exercise the Option by giving written notice to [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] at any time from the Effective Date through the expiration of the Exclusive Option Period. Upon such expiration, the parties will have no further obligations to each other except those obligations set forth in Section 4.2 hereof and the Escrow Agreement.

Section 2.4 Exclusive Negotiation Period. Upon AAI's exercise of the Option, AAI shall have the exclusive right for a period of ninety days thereafter to negotiate with [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] the terms and conditions of a definitive Stock Purchase Agreement, provided, however, that the parties hereto may agree in writing to extend such negotiation period if necessary.

Section 2.5 Payment of Escrow Funds. The Exclusive Option Fee, including any accrued interest, shall be paid to AAI if the conditions stated in Article III hereof are not fulfilled, or if, after exercising the Option, the parties are unable to negotiate a

Stock Purchase Agreement to their mutual satisfaction within the ninety (90) day period set forth in Section 2.4 and neither of the parties has initiated the dispute resolution mechanism provided for in Article VII.

The Exclusive Option Fee, including interest, shall be paid to [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] in all other events. The parties shall deliver a joint written direction to the escrow agent under the Escrow Agreement to release the escrowed funds to the appropriate party within five days after the delivery of such written direction.

                                  ARTICLE III

                                   CONDITIONS

Section 3.1 Conditions. [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] shall use his good faith efforts to cause the following conditions to be satisfied as soon as possible:

(a) [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] must own and be capable of delivering to AAI, free of all liens and other encumbrances, all of [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] stock of [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. This condition will only be met if:

         (i) [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] purchases the stock of [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] not owned by [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] as of the Effective Date, provided the purchase price thereof does not exceed [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] in the aggregate (or if any such purchase is for less than all of the stock not owned by [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] as of the Effective Date, a pro rata portion of such amount); or

         (ii) [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] purchases the stock of [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] not owned by [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

         COMMISSION] as of the Effective Date for a purchase price of such stock up to [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] in the aggregate (or if any such purchase is for less than all of the stock not owned by [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] as of the Effective Date, a pro rata portion of such amount), provided that AAI agrees to reimburse [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] such purchase price.

(b) AAI shall receive a copy of [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] consolidated financial statements,

         (i)     for 1995, as certified by independent accountants,

         (ii) for the first four months of 1996, as reviewed by independent accountants, within thirty days of the effective date and

         (iii) each month thereafter, as reviewed by independent accountants, within fifteen days as of the end of each such month for the duration of both the Exclusive Option Period and the negotiation period described in Section 2.4, if any, together with a management discussion letter.

(c) [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] total indebtedness vis a vis the Banks and [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] must be reduced to seventy-five percent (75%) of [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] total indebtedness as of the end of April 1996 but not to exceed [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

(d) [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] shall not have incurred any new indebtedness other than in the ordinary course of business without prior written approval by AAI, except as permitted in Section 3.1(e) hereof;

(e) [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] shall have assisted obtaining an additional line of credit in the amount of [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] on behalf of and for the sole use of [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

(f) any and all claims resulting from the litigation with [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] shall have been settled with prejudice, and that no new substantive litigation shall have been initiated against [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

(g) all operational and business facilities presently used by [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and rented from [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] shall be leased to AAI for the sum of [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] per year for each of [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] following execution of a Stock Purchase Agreement, such rent thereafter being established by [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] as of the end of such [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] period;

(h) [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] present employment contract shall have been terminated and replaced with an employment contract for a term of [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. AAI expects [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to cause [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] within twelve months after the Effective Date to be generating pre-tax earnings from continued operations as measured in accordance with generally accepted accounting principles consistent with [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] past practices, and if [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] employment is terminated at the end of such [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] period for failure to make [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] generate such pre-tax earnings, [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] shall be [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

(i) [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] shall have personally certified in writing, that [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] does not have any unrecorded liabilities;

(j) AAI shall have received [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] evidencing [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] authority to sell the stock of [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] pursuant to this Agreement;

(k) AAI shall have been granted complete access for due diligence purposes to [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and all [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] records during the Exclusive Option Period; and

(l) AAI shall have completed its due diligence investigation of [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and the results of such investigation shall be reasonably satisfactory to AAI. The information whether the results of such investigations are satisfactory to AAI shall be given to [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] on or before six (6) months from the Effective Date of this Agreement.

However there are no claims against [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] if any of these conditions have not been met.

Section 3.2 AAI's Discretion. Notwithstanding the provisions of Section 3.1, AAI reserves the right to exercise the option herein granted even if all conditions set forth in Section 3.1 have not been met.

                                   ARTICLE IV

                                  OBLIGATIONS

Section 4.1 Good Faith Negotiations. Upon exercise of the Option, the parties shall diligently proceed in good faith to complete and execute the Stock Purchase Agreement. The Stock Purchase Agreement shall provide that [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

Section 4.2 Confidentiality. Except as otherwise expressly provided in this Agreement, each party shall retain in confidence and not use any and all business and/or scientific information belonging to the other party ("Confidential Information").

Each party shall exercise the same level of care which it uses to prevent the unauthorized use or disclosure of its own confidential information of similar importance. Such obligations of confidentiality and nonuse shall be waived for Confidential Information which (i) is known to the public prior to disclosure hereunder; (ii) becomes known to the public through no fault of the receiving party; (iii) was known to the receiving party prior to disclosure hereunder;
(iv) is disclosed to the receiving party by a third party who is not under an obligation of confidentiality to the disclosing party; or (v) the receiving party has been given the express written consent from the disclosing party to make such disclosures. The obligations of confidentiality and nonuse created hereunder shall expire seven years from the Effective Date of this Exclusive Option Agreement unless such period is extended under a Stock Purchase Agreement.

                                   ARTICLE V

                                INDEMNIFICATION

Section 5. Indemnification of AAI. Notwithstanding any negligent acts committed by AAI, its employees or agents, and following the execution of a Stock Purchase Agreement, [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] shall indemnify AAI for all liabilities of [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] not disclosed on the financial statement of [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] provided to AAI at the closing of the Stock Purchase Agreement [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

                                   ARTICLE VI

                                   WARRANTIES

Section 6. Warranties. Each party warrants to the other party that it has full power and authority to execute, deliver, and perform this Agreement. [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] further warrants that he owns the majority right, title, and interest in and to [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. Each party further warrants that within the Exclusive Option Period specified herein, each such party has the full power and authority to enter into a Stock Purchase Agreement.

                                  ARTICLE VII

                               DISPUTE RESOLUTION

Section 7.1 Applicability. If the parties fail to reach an agreement with respect to the terms of the Stock Purchase Agreement within the exclusive negotiation period provided for under Section 2.4 and such dispute or difference cannot be settled by friendly discussions, the dispute resolution mechanism described hereinafter shall be the sole and exclusive method of dispute resolution for such dispute or difference.

Section 7.2 Appraiser Panel. The dispute or difference referred to in 7.1 shall be resolved by a panel of three independent experts who shall act as appraisers [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and not as arbitrators [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] in accordance with [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].
Each party may nominate one appraiser and such two appraisers shall elect the chairman. If the appraisers cannot agree on a chairman within two weeks, the chairman shall be appointed by [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] after consultation of both parties. The appraiser panel shall meet in [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

Section 7.3 Procedure. The procedure for the appraisal shall be conducted in accordance with [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. The parties shall make every effort that the appraiser panel renders a decision within sixty (60) days and shall instruct the appraisers accordingly. The provisions of [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] shall also apply for the costs of the procedure.

                                  ARTICLE VIII

                           CORRESPONDENCE AND NOTICE

Until advised in writing to the contrary by the parties herein, all documentation, reports, notices, of any other communications hereunder shall be effective upon receipt when mailed by Federal Express or other reliable courier service and addressed to:

                 AAI
                 Forrest Waldon
                 Vice President and General Counsel 5051 New Center Drive Wilmington, North Carolina
                 United States of America  28403


                 [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                                   ARTICLE IX

                                 MISCELLANEOUS

Section 9.1 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of [CONFIDENTIAL TREATMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

Section 9.2 Assignment. The parties shall not have the right to assign this Agreement without prior written consent of the other party, except that AAI may transfer its right to exercise the Option to any person.

Section 9.3 Entire Agreement and Amendment. This Agreement constitutes the entire agreement between the parties with respect to subject matter hereof. This Agreement may not be amended, supplemented, or otherwise modified except by an instrument in writing executed by authorized representatives of both parties.

Section 9.4 Titles. The recitals and titles of the Articles and Sections of this Agreement are for general information and reference only, and this Agreement shall not be construed by reference to such titles.

Section 9.5 No Other Rights. Except as expressly provided herein, nothing contained herein shall be construed as conferring any license or other rights, by implication, estoppel, or otherwise, to either party.